UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2026

QRONS INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-55800	81-3623646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 N. Brand Boulevard, Suite 1300 Glendale, California	91203
(Address of principal executive offices)	(Zip Code)

+1 (587) 577-9261

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Qrons / First Person Provides Shareholder Update

First Person / QRONS Inc.

Q1 2026 Shareholder Update

From: Cory Rosenberg, President & CEO

Date: April 2026

Re: Q1 Operational Update — Think Fast Launch, Revenue Restart & What’s Next

Dear Shareholders and Investors,

Since our last communication in December, we've been heads-down on operations and are excited to share our Q1 progress.

Think Fast Is Live

The product I teased in December is finished, launched and starting to sell!

Think Fast is available now at getfirstperson.com. It’s a premium instant coffee built around our proprietary co-crystallization technology, which integrates our crystallized lion’s mane directly into the coffee at the ingredient level.

The result is a cup that tastes like a true premium coffee and delivers a clean, focused cognitive lift that most functional coffees simply can’t replicate.

Here’s why we believe this product has real legs:

•	Taste first. In our view, taste is the primary reason most functional coffees underperform, and it's the problem we set out to solve first. Think Fast was developed to win on taste before anything else. The co-crystallization process eliminates the earthy, medicinal aftertaste that plagues most mushroom coffee products.
•	True solubility. No clumping, no residue, no mud. It dissolves completely in hot or cold water.
•	Proprietary technology. Our crystallized lion’s mane is a formulation no competitor has replicated. This isn’t commodity mushroom powder. It’s an active ingredient that’s been specifically engineered for bioavailability and sensory compatibility.
•	A massive market. Statista puts the global at-home coffee market at approximately $105 billion in 2025. Functional and nootropic beverages are one of the fastest-growing segments within it. We believe Think Fast is positioned to capture a meaningful slice of both.

The Operational Foundation Is Back

For those of you who have been with us since the beginning, this next section is the one I most want you to read.

Inventory is consistently in stock. This sounds basic, but for a company that spent much of the past year dealing with supply chain transitions, supplier changes, and capital constraints, consistent in-stock status is everything. It’s the foundation every other part of the business sits on. We’ve rebuilt it, and we’re not taking it for granted.

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Our new domestic supply chain continues to deliver. As noted in December, our shift to a U.S.-based supplier has yielded approximately 35–40% lower COGS versus our previous supply, along with improved quality control and faster replenishment cycles. Those improvements are key to getting back to growth.

Our strategic partner relationship is evolving. The partner who helped us finance inventory and bring Think Fast to market is now working with us on Phase 2, focusing on what comes after the launch: growth infrastructure, marketing support, and the resources needed to take First Person from “back online” to “scaling” again. We’ll share more on the scope of this as it develops.

The Growth Engine Is Warming Up

With the operational foundation in place and Think Fast live, we’re turning our attention back to customer acquisition, something we deliberately paused while we got the house in order. That phase is ending.

We are in the process of reactivating across all key channels:

•	Email and SMS — reengaging our existing customer base, which represents our most efficient and highest-converting audience
•	Paid social — rebuilding Meta and TikTok campaigns calibrated to the Think Fast launch
•	SEO and content — building long-term organic authority around cognitive performance, lion’s mane, and the functional coffee category
•	Influencer and creator partnerships — identifying and engaging voices in the wellness, productivity, and coffee spaces who can authentically carry the Think Fast story

We’re not turning everything on at once. We’re sequencing channels deliberately so we can optimize early and scale what’s working.

On Audits, Filings, and Your Ability to Trade

I want to address this directly, because I know it’s what many of you are focused on. We have not completed our outstanding audits and SEC filings. I understand the frustration that comes with that, particularly for those of you holding shares that are not currently liquid. That is not lost on us, nor is it something we are minimizing. During Q1, we made a deliberate decision to pause the audit process and the associated costs in order to prioritize operational execution. This was not taken lightly.

The underlying rationale is straightforward: maintaining reporting status without a functioning, revenue-generating business does not create long-term shareholder value. A current filer with no operational substance is not a durable outcome. Our focus has been on stabilizing and rebuilding the core of the business.

Operations have resumed, revenue generation has restarted, and we have made measurable progress in strengthening our supply chain and re-establishing our acquisition pipeline. The intent is to ensure that, when reporting is brought current and trading resumes, the company reflects a viable and growing operating platform rather than a purely compliant structure.

We are now actively evaluating the most cost-effective and efficient path to return to current reporting status. This includes assessing multiple approaches to completing the audit and restoring our ability to trade, including regaining our Rule 15c2-11 (211) status. We will move forward with the option that best balances timing, cost, and long-

term shareholder value.

We will provide more specific timing once a clear path is finalized. We are not going to set expectations we cannot meet, but this is an active priority and progress is being made.

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Looking Ahead Our focus for Q2 is clear:

1.	Drive Think Fast sales — build initial revenue momentum and anchor the performance marketing foundation to scale up quickly
2.	Complete the marketing funnel restart — all acquisition channels active and optimized
3.	Advance audit and filing progress — Solidify best, most efficient, and most cost-effective path to get back to current and communicate timing
4.	Develop Phase 2 with our strategic partner — expand and cement the relationship that made Q1 and this path possible

We’ll continue quarterly updates with interim communications when we hit meaningful milestones.

Closing

I started this year with a clear priority: get back to the work that First Person was built to do. Build great product, get it in front of customers, and create a foundation worth investing in.

Think Fast is live. Inventory is in stock. The growth engine is back online. The foundation is real, and we’re just getting started.

We still have important work ahead on the filing and compliance side, and we remain committed to getting that done. But operationally, First Person is firing on all cylinders, and I’m proud of what the team has accomplished this quarter.

Thank you for your continued patience and support. We look forward to sharing more good news in the months ahead.

This communication contains forward-looking statements. Actual results may differ materially from those anticipated. This update is being furnished pursuant to Regulation FD and does not constitute an offer to sell or a solicitation to buy any securities.

Sincerely,

Cory Rosenberg

President & CEO

Item 9.01. Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

QRONS INC.

Date: April 6, 2026	By:	/s/ Cory Rosenberg
Cory Rosenberg
President & CEO

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